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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 13, 2003

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                                  AVIALL, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                        1-12380                 65-0433083
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
       incorporation)                                       Identification No.)

2750 REGENT BOULEVARD                                               75261
  DFW AIRPORT, TEXAS                                              (Zip Code)
(Address of principal
  executive offices)

       Registrant's telephone number, including area code: (972) 586-1000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE.

Aviall, Inc. adds the following paragraph and table at the end of the section "Liquidity and Capital Resources - Cash Flow" as disclosed in its Form 8-K dated June 13, 2003:

In 2003, based on management's analysis of current information regarding anticipated earnings, expenses, taxes, interest and related expense and depreciation and amortization, we expect our net earnings will be approximately $30 million and our EBITDA will be approximately $85 million.

EBITDA represents earnings from continuing operations before depreciation, amortization, interest and related expense and tax expense. In no event should EBITDA be considered as an alternative to net earnings or any other GAAP measure as an indicator of our performance, nor should EBITDA be considered as an alternative to cash flows provided by operating activities as an indicator of cash flows or a measure of liquidity. We believe that EBITDA is a useful measure, along with other measurements under GAAP, in evaluating our financial performance and our ability to service our debt and is a conventionally used financial indicator. In addition, management uses EBITDA as a financial measure to evaluate our operating performance.

The following table reconciles our forecast of EBITDA for 2003 to our forecast of net earnings for 2003:

                                                         FORECAST FOR
                                                         YEAR ENDING
                                                         DECEMBER 31,
                                                             2003
                                                         ------------
                                                         (IN MILLIONS)
 Net earnings ...............................            $         30
 Plus:
   Income tax expense .......................                      17
   Interest and related expense .............                      23
   Depreciation and amortization expense ....                      15
                                                         ------------
 EBITDA .....................................            $         85
                                                         ============

The foregoing forecast does not include the impact of our proposed $200.0 million senior notes offering. However, we do not expect our forecast of EBITDA for 2003 to be impacted by our proposed $200.0 million senior notes offering.

                           FORWARD-LOOKING STATEMENTS

This Form 8-K contains "forward-looking statements" concerning our business, operations and financial performance and condition. When we use the words "estimates," "expects," "forecasts," "anticipates," "projects," "plans," "intends," "believes" and variations of such words or similar expressions in this Form 8-K, we intend to identify forward-looking statements.

We have based our forward-looking statements on our current assumptions, expectations and projections about future events. We have expressed our assumptions, expectations and projections in good faith, and we believe there is a reasonable basis for them. However, we cannot assure you that our assumptions, expectations or projections will prove to be accurate.

A number of risks and uncertainties could cause our actual results to differ materially from the forward-looking statements contained in this Form 8-K. Important factors that could cause our actual results to differ materially from the forward-looking statements are set forth in this Form 8-K, including the factors described under the heading "Risk Factors" in our filings with the Securities and Exchange Commission. These risks, uncertainties and other important factors include, among others:

     o   loss of key suppliers or significant customers;

     o   termination or curtailment of material contracts;

     o changes in demand or prevailing market prices for the products and services we sell;

     o   changes in economic conditions;

     o   increased competition;

     o   failure to realize anticipated benefits from our agreements;

     o   changes in our business strategy;

     o   changes in government regulations and policies;

     o   limited operational flexibility due to our substantial leverage;

     o   foreign currency fluctuations and devaluations in our foreign markets;
         and

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     o   foreign political instability and acts of war or terrorism.

Other factors may cause our actual results to differ materially from the forward-looking statements. These forward-looking statements speak only as of the date of this Form 8-K and, except as required by law, we do not undertake any obligation to publicly update or revise our forward-looking statements. We caution you not to place undue reliance on these forward-looking statements.

                                     *****

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              AVIALL, INC.

                              By: /s/ Colin M. Cohen
                                  ---------------------------------------------
                              Name: Colin M. Cohen
                              Title: Vice President and Chief Financial Officer

Date:  June 23, 2003